UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2023

Perception Capital Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3109 W 50th St., #207 Minneapolis, MN	55410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PCCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PCCT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PCCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on January 16, 2023, Perception Capital Corp. II (the “Company” or “PCCT”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Perception Spectaire Merger Sub Corp. (“Merger Sub”) and Spectaire Inc. (“Spectaire”), which provides for, among other things, the merger of Merger Sub with and into Spectaire (the “Merger”), with Spectaire surviving the Merger as a direct wholly-owned subsidiary of the Company (after its domestication as a corporation incorporated in the State of Delaware), which will be renamed “Spectaire Holdings Inc.” in connection with the closing of the Business Combination (the “Closing”).

PIPE Subscription Agreement

On October 11, 2023, the Company entered into a private placement subscription agreement (the “PIPE Subscription Agreement”) with Dr. Jörg Mosolf (the “PIPE Investor”), pursuant to which the PIPE Investor agreed to subscribe for newly-issued shares of common stock, par value $0.0001 per share, of Spectaire Holdings Inc. (the “PIPE Shares”), with an aggregate purchase price of $3,500,000. The PIPE Investor will close on the purchase of 50,000 PIPE Shares substantially concurrently with the Closing, at a price of $10.00 per share, for an aggregate purchase price of $500,000. Within two years following the Closing, the PIPE investor will purchase additional PIPE Shares in one or multiple subsequent closings a purchase price per share of $10.00 (subject to as described in the PIPE Subscription Agreement) for an aggregate purchase price of $3,000,000. The purchase and sale of the PIPE Shares is conditioned upon the Closing as well as other typical conditions for transactions of this type. The PIPE Shares to be issued pursuant to the PIPE Subscription Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) and will be issued in reliance on the availability of an exemption from such registration.

The foregoing description of the PIPE Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the PIPE Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Item 8.01 Other Events

On October 12, 2023, the Company issued a press release announcing that it had entered into the PIPE Subscription Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. As previously disclosed, PCCT entered into an Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated thereby, the “Business Combination”) by and between PCCT, Perception Spectaire Merger Sub Corp., a Delaware corporation and direct wholly-owned subsidiary of PCCT, and Spectaire Inc., a Delaware corporation (“Spectaire”).Forward-looking statements may include, but are not limited to, statements about the PCCT’s and Spectaire’s ability to close the Business Combination, including PCCT and Spectaire being able to receive all required third-party and shareholder approvals for the Business Combination; the anticipated benefits of the Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the Business Combination and the use of the net proceeds following the redemptions by PCCT public shareholders; the anticipated timing of the Business Combination; Spectaire’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the Business Combination; the financial and business performance of Spectaire; Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates; the impact of health epidemics, including the COVID-19 pandemic, on Spectaire’s business and the actions Spectaire may take in response thereto. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCCT and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets; PCCT and Spectaire being able to receive all required third-party and shareholder approvals for the Business Combination; the amount of redemptions by PCCT public shareholders; and other current estimates and assumptions regarding the Business Combination and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by PCCT with the SEC and the following: the amount of any redemptions by existing holders of PCCT Class A ordinary shares being greater than expected, which may reduce the cash in trust available to Spectaire upon the consummation of the Business Combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against Spectaire or PCCT following announcement of the Business Combination; the inability to complete the Business Combination due to, among other things, the failure to obtain PCCT shareholder approval; the risk that the announcement and consummation of the Business Combination disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the Business Combination; unexpected costs related to the Business Combination; the risks that the consummation of the Business Combination is substantially delayed or does not occur, including prior to the date on which PCCT is required to liquidate under the terms of its charter documents; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of the COVID-19 pandemic or other global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and PCCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed herein and attributable to Spectaire, PCCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and PCCT undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the Business Combination, PCCT filed a registration statement on Form S-4 (File No. 333-272880) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 29, 2023. The definitive proxy statement/prospectus that forms part of the Registration Statement was first distributed to PCCT’s shareholders on or about October 2, 2023 in connection with the solicitation of proxies for the vote with respect to the Business Combination and other matters described therein. This Report (including the information presented in the exhibits attached hereto) does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Business Combination. PCCT will also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PCCT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS AND MATERIALS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and PCCT securityholders may obtain free copies of the proxy statement/prospectus and all other relevant documents that have been or will be filed with the SEC by PCCT through the website maintained by the SEC at www.sec.gov. The documents filed by PCCT with the SEC also may be obtained by contacting PCCT at 3109 W 50th St., #207, Minneapolis, MN, or by calling (952) 456-5300.

Participants in Solicitation

Spectaire, PCCT and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from PCCT’s shareholders in connection with the Business Combination. A list of the names of such persons and information regarding their interests in the Business Combination is contained in the definitive proxy statement/prospectus filed as part of the Registration Statement on September 29, 2023. You may obtain copies of these documents free of charge by directing a written request to Spectaire or PCCT. The definitive proxy statement/prospectus was first mailed on or about October 2, 2023 to PCCT’s shareholders as of September 26, 2023, the record date for the extraordinary general meeting of PCCT to be held in connection with the Business Combination and related matters.

No Offer or Solicitation

This Report and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	PIPE Subscription Agreement, dated October 11, 2023, by and between PCCT and the PIPE Investor.

99.1	Press Release, dated October 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perception Capital Corp. II
Date: October 12, 2023
	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer